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                                                                 Exhibit 10.26.1

                                    SHAREHOLDER AGREEMENT dated as of January 1,
                           2000 (this "Agreement"), among EAC III L.L.C., a Delaware limited liability company (the "Ripplewood Shareholder"), each individual (each a "Management Shareholder" and, collectively with the Ripplewood Shareholder, the "Shareholders") listed on Schedule I attached hereto ("Schedule I") and WRC Media Inc. (formerly named EAC II Inc.), a Delaware corporation (the "Company").

                  In consideration of the mutual agreements herein contained, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                    DEFINITIONS, USAGE AND EQUITY INVESTMENT

                  SECTION 1.01. DEFINED TERMS. The following terms shall have the following meanings:

                  "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under Common Control with, such specified Person. For purposes of this definition, "Control (including, with correlative meanings, the terms "Controlled by" and "under Common Control with"), as used with respect to any Person, means the direct or indirect possession of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" has the meaning set forth in the preamble to this Agreement.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Change of Control" has the meaning set forth in Section 1.03.

                  "Closing Date" means November 17, 1999.

                  "Company Common Stock" has the meaning set forth in Section 1.03.
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                                                                               2


                  "Direct Transfer" means a Transfer (without giving effect to the second sentence of the definition of "Transfer").

                  "Drag-Along Notice" has the meaning set forth in Section 2.01(f).

                  "Employment Agreement" means, with respect to each Management Shareholder, the Employment Agreement between such Management Shareholder and the Company or that subsidiary of the Company employing such Management Shareholder.

                  "Executive" has the meaning set forth in the Executive Shareholder Agreement.

                  "Executive Shareholder Agreement" means the Shareholder Agreement dated as of November 17, 1999, among the Ripplewood Shareholder, Martin Kenney and the Company.

                  "Fair Market Value" means the fair market value of a Share, determined in accordance with Section 2.01(g).

                  "GCL" means the General Corporation Law of the State of Delaware (8 Del. C. Section 101, ET SEQ.), as amended from time to time and any successor statute thereto.

                  "Involuntary Transfer" means any Transfer by any Shareholder of any Shares, or of any beneficial ownership thereof, upon death, appointment of a guardian, default, foreclosure, forfeit, bankruptcy (voluntary or involuntary), court order, levy of attachment, execution or otherwise than voluntarily by the Transferor; PROVIDED that a Transfer required pursuant to
Section 2.01(f) shall not be deemed an Involuntary Transfer.

                  "Management Shareholder" has the meaning set forth in the preamble to this Agreement.

                  "Other Management Shareholders" means those persons listed on
Schedule I to the Other Management Shareholder Agreement.

                  "Other Management Shareholder Agreement" means the Shareholder Agreement dated as of November 17, 1999, among the Ripplewood Shareholder, the Other Management Shareholders and the Company.

                  "Permitted Transferee" means, (i) with respect to the Ripplewood Shareholder, (A) Ripplewood or an Affiliate of Ripplewood, (B) a shareholder, partner, member or
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                                                                               3


employee of Ripplewood or any Affiliate of Ripplewood or (C) an employee of the Company or a Subsidiary of the Company and (ii) with respect to each Management Shareholder, (A) another Shareholder, (B) the Executive, (C) the Company or (D) such Management Shareholder's spouse or lineal descendants or any trust the beneficiaries of which include only such Management Shareholder's spouse or lineal descendants.

                  "Person" means any individual, corporation, partnership, trust, association, limited liability company, joint venture, joint-stock company or any other entity or organization, including a government or governmental agency.

                  "Preferred Stock" means the 15% Senior Exchangeable Preferred Stock Due 2011, par value $0.01 per share, of the Company.

                  "Purchase Agreement" means the Redemption, Stock Purchase and Recapitalization Agreement dated as of August 13, 1999, between PRIMEDIA Inc., a Delaware corporation, and the Company, as amended.

                  "Ripplewood" means Ripplewood Partners, L.P.

                  "Ripplewood Shareholder" has the meaning set forth in the preamble to this Agreement.

                  "Shares" means the shares of Company Common Stock held by a Shareholder.

                  "Shareholders" has the meaning set forth in the preamble to this Agreement.

                  "Subsidiary" means, with respect to any specified Person, another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person or by another Subsidiary of such first Person.

                  "Tag-Along Notice" has the meaning set forth in Section
2.01(e).

                  "Third Party Purchaser" means, with respect to any proposed sale of Shares by a Shareholder, a Person, other than an Affiliate of such Shareholder, who offers to purchase from such Shareholder such Shares pursuant to a bona fide written offer.
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                                                                               4


                  "Transfer" means any transfer, sale, conveyance, assignment, gift, hypothecation, pledge or other disposition, whether voluntary or by operation of law, of a Share. Notwithstanding the foregoing, any transfer, sale, conveyance, assignment, gift, hypothecation, pledge or other disposition, whether voluntary or by operation of law, of any stock, partnership interest, membership interest or any other ownership interest in any entity that is a direct or indirect beneficial or record owner of any Share (including any disposition by means of a merger, consolidation or similar transaction) or any other transaction that has the economic effect of a Transfer of a Share (including the designation of any beneficiary of any trust that is a direct or indirect beneficial or record owner of any Share) shall be deemed to be a Transfer of such Share by the Shareholder directly owning such Share.

                  "Transferee" means the transferee in a Transfer.

                  "Transferor" means the transferor in a Transfer.

                  SECTION 1.02. OTHER DEFINITION PROVISIONS. Wherever required by the context of this Agreement, the singular shall include the plural, and vice versa, and the masculine gender shall include the feminine and neuter genders, and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein, (i) the word "or" is not exclusive and (ii) the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation."

                  SECTION 1.03. (a) EQUITY INVESTMENT. As of the date hereof, pursuant to each Management Shareholder's Employment Agreement, each Management Shareholder is purchasing from EAC IV L.L.C., a Delaware limited liability company, at a price of $18.60065 per share in cash the number of shares of common stock, par value $0.01 per share ("Company Common Stock"), of the Company set forth opposite such Management Shareholder's name under the column entitled "Shares of Company Common Stock" on Schedule I.

                  (b) VOTING AGREEMENTS. Each Management Shareholder hereby agrees with the Ripplewood Shareholder that from and after the date hereof: (a) such Management Shareholder shall vote all of the Shares held by such Management Shareholder (including shares acquired after the date hereof) in the same manner as the Shares held by the Ripplewood Shareholder are voted on all matters acted upon at any annual or special meeting of shareholders or by

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                                                                               5


written consent in lieu of a meeting and (b) such Management Shareholder irrevocably constitutes and appoints the Ripplewood Shareholder such Management Shareholder's proxy to vote all of the Shares held by such Management Shareholder in the same manner as the Shares held by the Ripplewood Shareholder are voted on all matters acted upon at any annual or special meeting of shareholders or by written consent in lieu of a meeting; PROVIDED that this
Section 1.03(b) shall be inapplicable with respect to any matters which would both adversely affect the rights of the Shares held by such Management Shareholder and treat such Management Shareholder differently from other holders of shares of Company Common Stock. The voting agreements and proxies granted pursuant to this Section 1.03(b) are coupled with an interest and shall be valid for the term of this Agreement. Each Management Shareholder represents that such Management Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which in each case is inconsistent with or conflicts with the provisions of this Agreement, and such Management Shareholder shall not grant any proxy or become a party to any voting trust or other agreement which in each case is inconsistent with or conflicts with the provisions of this Agreement. The provisions of this Section 1.03(b) shall terminate as to any Shares held by a Management Shareholder upon any Transfer of such Shares after, or upon, completion of an initial public offering of shares of Company Common Stock and the termination of any lock up period agreed to by such Management Shareholder with the underwriters in connection therewith.

                  (c) OPTIONS. Each Management Shareholder is hereby granted a nonqualified option to purchase that number of shares of Company Common Stock set forth opposite such Management Shareholder's name under the column entitled "Options" on Schedule I, at an exercise price per share of $18.60065 per share. To the extent such Management Shareholder continues employment under the Employment Agreement of such Management Shareholder, such option shall vest 33% immediately, 33% on December 31, 2000 and, if the Company renews such Management Shareholder's Employment Agreement as set forth in Section 2 of such Employment Agreement for an additional one-year period ending on December 31, 2002, 34% on December 31, 2001; PROVIDED that such option shall terminate in its entirety in the event that such Management Shareholder's employment by the Company or the applicable subsidiary of the Company is terminated by the Company or such subsidiary with Good Cause (as defined in such Management Shareholder's Employment Agreement) (other than pursuant to clause (v) thereof). Such option shall vest immediately in the event that such Management
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Shareholder's employment under such Employment Agreement is terminated (x)
pursuant to clause (v) of the definition of Good Cause in such Employment Agreement or (y) prior to December 31, 2001 by the Company for any reason other than Good Cause following a Change of Control (as defined below). Such Management Shareholder may exercise the vested portion of such option either (i) by notifying the Company of the number of shares of Company Common Stock to be purchased under such option and delivering with such notice an amount equal to the aggregate exercise price for such number of shares in cash or (ii) by notifying the Company that such Management Shareholder desires to make a cashless exercise of such option with respect to a specified number of shares of Company Common Stock, in which case such option shall be deemed exercised with respect to such specified number of shares but such Management Shareholder shall only be entitled to receive a number of shares of Company Common Stock equal to the product of (A) such specified number multiplied by (B) the quotient of (1) the aggregate Fair Market Value of such specified number of shares of Company Common Stock (determined as of the date the Company receives such notice in accordance with Section 2.01(g)) minus the aggregate exercise price for such specified number of shares divided by (2) such aggregate Fair Market Value. Such option shall not be transferable or assignable by such Management Shareholder, otherwise than by will or the laws of descent and distribution, and no such option shall be subject to execution, attachment or other similar process. In no event shall any such option be exercisable on or after the tenth anniversary of the Closing Date. In the event of changes in outstanding Company Common Stock by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or other changes in capitalization occurring after the date hereof, the number of shares and exercise price under such option shall be equitably adjusted by the Board of Directors of the Company. Any amount payable under such option shall be subject to applicable withholding taxes. "CHANGE OF CONTROL" shall mean the acquisition of direct or indirect Control of the Company by any Person (other than the Ripplewood Shareholder, SGC Partners II LLC ("SGC") or any of their Affiliates or any group (other than any group including the Ripplewood Shareholder or SGC or any of their Affiliates).

                  (d) RULE 701. To the extent permitted by applicable law, the shares of Company Common Stock to be issued to each Management Shareholder upon exercise of the options granted to such Management Shareholder pursuant to
Section 1.03(c) shall be offered and sold to such Management Shareholder pursuant to the exemption from the registration
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                                                                               7


requirements of the Securities Act of 1933, as amended (the "Securities Act") provided for by Rule 701 ("Rule 701") of the Securities Act.


                                   ARTICLE II

                        TRANSFERS OF SHARES; TRANSACTIONS
                 BETWEEN RIPPLEWOOD SHAREHOLDER AND THE COMPANY

                 SECTION 2.01. TRANSFERS OF THE COMPANY SHARES.

                  (a) GENERALLY. (i) No Shareholder may Transfer all or any portion of its Shares (or any beneficial ownership thereof) unless (A) such Transfer is in accordance with this Section 2.01, (B) in the case of a Direct Transfer (other than pursuant to Section (e) or (f) or if the Board of Directors shall otherwise agree), the Transferee executes and delivers a counterpart of the signature page of this Agreement (or other appropriate assumption agreement) in which the Transferee agrees to be bound by the provisions of this Agreement to the same extent as the Transferor and providing the address for notices of such Transferee and (C) the Transferee executes and delivers any other agreements, documents or instruments reasonably specified by the Board of Directors. Any Transfer made in violation of this Section 2.01(a) shall be null and void and shall be subject to Section 2.01(d).

                  (ii) Whenever a Transfer is to be consummated by any Person on a specified date under this Section 2.01, such Transfer shall take place at
10:00 a.m. Eastern Time on such date (or, if such date is not a business day, the next following business day) at the principal office of Ripplewood, presently located at One Rockefeller Plaza, New York, New York, or at such other time, date and place as the Company and the parties to such Transfer may agree. The consideration for such Transfer shall be paid by delivery to the applicable Transferor of a certified or bank check made payable to such Transferor or by wire transfer of immediately available funds to a bank account designated by such Transferor, against due execution and delivery of the agreements, documents and instruments specified in Section 2.01(a)(i), such other agreements, documents and instruments as the parties to such Transfer may reasonably require including certificates or other instruments representing the Shares so purchased, appropriately endorsed by such Shareholder, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other
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                                                                               8


agreements of whatever nature other than those created hereunder.

                  (iii) The provisions of this Section 2.01, other than Section
2.01 (e), (f), (g), (h) and (i), shall terminate upon the completion of an initial public offering of shares of Company Common Stock by the Company and the termination of any lockup period agreed to by the Management Shareholders with the underwriters in connection therewith.

                  (b) TRANSFERS BY THE RIPPLEWOOD SHAREHOLDER. Subject to
Section 2.01(a) and, with respect to a Transfer to any Person other than a Permitted Transferee of the Ripplewood Shareholder, Section 2.01(e), the Ripplewood Shareholder (and its Permitted Transferees) shall have the right to Transfer at any time all or any portion of its Shares (including any beneficial ownership thereof) to any Person without the prior consent of any Person.

                  (c) TRANSFERS BY OTHER SHAREHOLDERS. (i) Subject to Section 2.01(a), any other Shareholder (and its Permitted Transferees) shall have the right to Transfer at any time all or any portion of its Shares (including any beneficial ownership thereof) to any of its Permitted Transferees without the prior consent of any Person.

                  (ii) No Shareholder other than the Ripplewood Shareholder (or the Ripplewood Shareholder's Permitted Transferees) shall have the right to Transfer all or any portion of its Shares (including any beneficial ownership thereof) to any Person other than another Shareholder or the Company except in accordance with Section 2.01(a) and (A) pursuant to Section 2.01(c)(i), (e) or
(f) or (B) with the prior written consent of the Ripplewood Shareholder.

                  (d) INVOLUNTARY AND IMPERMISSIBLE TRANSFERS. If an Involuntary Transfer or a Transfer in violation of this Agreement shall occur with respect to any Shareholder other than the Ripplewood Shareholder and, in the case of a Transfer in violation of this Agreement, such violation has not been cured within 30 days after notice to the applicable Transferor or Transferee, the Company shall give notice to the Ripplewood Shareholder, offering the Ripplewood Shareholder (or its designee) the right, exercisable by delivery of written notice to the Transferee with respect to such Involuntary Transfer or Transfer in violation of this Agreement, within 90 days following the day on which such notice is given, to purchase all of the Shares acquired by such Transferee at a purchase price equal to, in the case of an Involuntary Transfer, 100% or, in the case of a Transfer in violation of this Agreement, 90% of the Fair Market Value
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                                                                               9


thereof, determined in accordance with Section 2.01(g) as of the date of such Transfer (or, if lower, as of the date of such determination). The closing date of any purchase described in this Section 2.01 shall be on the date specified by the Company that shall not be later than the 30th day after a determination of the Fair Market Value of the Shares to be purchased is made. The Ripplewood Shareholder may assign its rights under this Section 2.01(d) to any person.

                  (e) TAG-ALONG RIGHTS. If the Ripplewood Shareholder desires to Transfer in excess of 5% of its Shares to a prospective Transferee (or Transferees) other than to a Permitted Transferee of the Ripplewood Shareholder and, after giving effect to such Transfer, the Ripplewood Shareholder shall have Transferred in excess of 35% in the aggregate of its Shares to a Transferee (or Transferees) other than Permitted Transferees of the Ripplewood Shareholder, the Ripplewood Shareholder shall, as a condition to such Transfer, (i) provide a notice to all other Shareholders in writing (a "Tag-Along Notice") of the material terms of the proposed Transfer at least 15 days prior to such Transfer and (ii) permit all other Shareholders (or cause all other Shareholders to be permitted) to sell (either to the prospective Transferee of the Ripplewood Shareholder's Shares or to another financially reputable Transferee reasonably acceptable to such other Shareholders) the same portion of their respective Shares as that Transferred by the Ripplewood Shareholder in the aggregate to Transferees other than Permitted Transferees of the Ripplewood Shareholder (after giving effect to such proposed Transfer) on the same terms and conditions, subject to the same agreements and at the same price as the proposed sale by the Ripplewood Shareholder, which sale shall take place on the date the Ripplewood Shareholder's Shares (or such portion) are Transferred to such Transferee (or Transferees). Each other Shareholder shall have five days from the date of receipt of a Tag-Along Notice to exercise its right to sell pursuant to clause (ii) above by delivering written notice to the Ripplewood Shareholder of its intent to exercise such right. The right of the other Shareholders to sell pursuant to clause (ii) above shall terminate if not exercised within such five-day period. Each other Shareholder electing to exercise its right to sell pursuant to clause (ii) shall share, on a pro rata basis, the legal, investment banking and other expenses of the Ripplewood Shareholder incurred in connection with such Transfer.

                  (f) DRAG-ALONG RIGHTS. If at any time the Ripplewood Shareholder desires to Transfer all (or any portion in excess of 35%) of its Shares to any Third Party Purchaser (or Purchasers), the Ripplewood Shareholder shall
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                                                                              10


have the right to require that all other Shareholders Transfer the same portion of their respective Shares to such Third Party Purchaser (or Purchasers) on the same terms and conditions, subject to the same agreements and at the same price as the sale by the Ripplewood Shareholder. The Ripplewood Shareholder shall provide a notice to all other Shareholders in writing (a "Drag-Along Notice") of such sale at least 10 days prior to such Transfer, and the Drag-Along Notice shall identify such Third Party Purchaser (or Purchasers), all material terms of the sale and the date of closing. Upon the closing of any sale by the Ripplewood Shareholder of all (or such portion) of its Shares as described in a Drag-Along Notice, such Third Party Purchaser (or Purchasers) shall pay to each other Shareholder the consideration payable to such Shareholder in connection with such sale of all (or such portion) of its Shares to such Purchaser (or Purchasers), net of such Shareholders' proportionate share of the legal, investment banking and other expenses of the Ripplewood Shareholder incurred in connection with such sale, and the Shares (or such portion) of all such other Shareholders shall be deemed Transferred to such Third Party Purchaser (or Purchasers).

                  (g) FAIR MARKET VALUE. (i) If a determination of the Fair Market Value of any shares of Company Common Stock is required by this Agreement when there is no public trading market for the shares of Company Common Stock, such "Fair Market Value" shall be such amount as is determined in good faith by the Board of Directors as of the date such Fair Market Value is required to be determined hereunder. In making a determination of such Fair Market Value, the Board of Directors shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company and its subsidiaries in recent periods, its potential value and that of its subsidiaries as a whole, its future prospects and that of its subsidiaries and the industries in which they compete, its history and management and that of its subsidiaries, the general condition of the securities markets and the fair market value of securities of privately owned companies (with transfer restrictions) engaged in businesses similar to those of the Company and its subsidiaries, if any. The Fair Market Value, as determined by the Board of Directors in good faith, shall be binding and conclusive upon all parties hereto.

                  (ii) If a determination of the Fair Market Value of any shares of Company Common Stock is required by this Agreement when there is a public trading market for shares of Company Common Stock, such "Fair Market Value"
shall mean the average daily closing sales price of the shares of Company
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                                                                              11


Common Stock for the ten consecutive trading days preceding the date the Fair Market Value of the shares of Company Common Stock is required to be determined hereunder. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of Company Common Stock are listed and admitted to trading, or, if not listed and admitted to trading on any such exchange, on the NASDAQ National Market System, or, if not quoted on the National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

                  (h) COMPANY OPTION UPON TERMINATION. In the event that any Management Shareholder's employment by the Company or the applicable subsidiary of the Company is terminated for any reason, including the nonrenewal of such Management Shareholder's Employment Agreement, the Company or its designees shall have an option to purchase (the "Company Option") all or any portion of
(i) the Shares then held by such Management Shareholder (including any of such Shares acquired upon exercise of the nonqualified option granted to such Management Shareholder pursuant to Section 1.03(c)) at a purchase price equal to the Fair Market Value of such Shares, as determined in accordance with Section 2.01(g) as of the date of such termination, and (ii) the nonqualified option granted to such Management Shareholder pursuant to Section 1.03(c) at a purchase price equal to the product of (A) the number of shares of Company Common Stock with respect to which such option has vested and the Company has elected to exercise the Company Option and (B) the greater of (1) the difference between the Fair Market Value of a share of Company Common Stock (determined in accordance with Section 2.01(g) as of the date of such termination) and
$18.60065 and (2) $0. The Company must exercise its rights arising under the Company Option, if at all, within 90 days of such date of termination; PROVIDED that, if such rights arise as a result of the death of a Management Shareholder, such rights must be exercised by the Company, if at all, within 9 months of such termination. If the Company elects to exercise the Company Option, the Company shall within 90 days (9 months in the case of the death of a Management Shareholder) of such date of termination give notice in writing to such Management Shareholder of its election to exercise the Company Option, which notice shall set forth the portion, if any, of the Shares and such nonqualified option that the Company elects to purchase. The purchase of the Shares and such nonqualified option shall take place on the
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                                                                              12


date specified by the Company (not later than the later of the twentieth business day following the receipt by such Management Shareholder of the required notice from the Company and the satisfaction of any legal requirements to the purchase of the Shares and such nonqualified option).

                  (i) MANAGEMENT SHAREHOLDER OPTION UPON TERMINATION. In the event that (i) any Management Shareholder suffers from financial hardship, determined in good faith by the Board of Directors, or (ii) any Management Shareholder's employment by the Company or the applicable subsidiary of the Company is terminated (A) by the Company or such subsidiary other than with Good Cause (as defined in such Management Shareholder's Employment Agreement) (OTHER THAN PURSUANT TO CLAUSE (v) THEREOF) or (B) because of a notice of nonrenewal given by the Company or such subsidiary, such Management Shareholder or, in the case of termination of employment by death, such Management Shareholder's estate shall have the right to require the Company to purchase all or any portion of such Management Shareholder's Shares (other than, in the case of the foregoing clause (i), any of such Shares acquired upon exercise of the nonqualified-option granted to such Management Shareholder pursuant to Section 1.03(c) the exercise date of which was within six months of the date that such Management Shareholder makes a claim of financial hardship to the Company) at a purchase price equal to the Fair Market Value of such Shares, determined as of the date of such determination of financial hardship or termination in accordance with Section 2.01(g); PROVIDED that, if the Board of Directors determines in good faith that the Company has insufficient cash flow, and cannot obtain third party financing on terms reasonably acceptable to the Board of Directors, to purchase such Management Shareholder's Shares for cash, the Company may purchase such Management Shareholder's Shares in exchange for junior subordinated notes of the Company which (1) bear interest at a variable rate per annum equal to The Chase Manhattan Bank's prime lending rate per annum, payable quarterly in arrears, (2) provide for the repayment in full of principal on the earlier of the fifth anniversary of the issuance of such notes and the date on which the Board of Directors determines in good faith that the Company has sufficient cash flow, or can obtain third party financing on terms reasonably acceptable to the Board of Directors, to repay in full such principal and (3) are otherwise on terms reasonably acceptable to such Management Shareholder; PROVIDED FURTHER that, to the extent that the Board of Directors reasonably determines that such purchase, if made, would (x) cause the Company to be or remain in default under any agreements with lenders, despite commercially reasonable efforts by the Company to obtain consents or amendments necessary to permit
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                                                                              13


such purchase, or (y) conflict with the terms (including with respect to priority of payment) of the Preferred Stock, the Company shall be relieved of its obligations to make such purchase under this Section 2.01(i) while and to the extent such conditions continue to exist. Such Management Shareholder or, if applicable, such Management Shareholder's estate shall have 90 days from the date of such termination during which to give notice in writing to the Company of its election to exercise or not to exercise such right (unless such right arises as a result of the death of such Management Shareholder, in which case such right must be exercised, if at all, within 9 months of such termination), which notice must set forth the portion, if any, of the Shares that such Management Shareholder or, if applicable, such Management Shareholder's estate elects to sell. If no such notice has been given within such 90 days (or, if applicable, nine months), such Management Shareholder or, if applicable, such Management Shareholder's estate shall be deemed to not have exercised such option. Such Management Shareholder may withdraw his election to exercise such right for any reason up until the time that such Management Shareholder tenders to the Company, pursuant to this Section, any Shares held by such Management Shareholder. The purchase of such Shares shall take place on or prior to the 90th day, as determined by the Board of Directors, following the receipt by the Company of such notice. Subject to any restriction in this Agreement or any other agreement to which the Company or any of its Affiliates are party, the Company may designate any other Person to fulfill its obligation under this
Section 2.01(i).


                                   ARTICLE III

                    STOCK REGISTRATION; LEGEND; CAPITAL STOCK

                  SECTION 3.01. STOCK REGISTRATION. (a) Each Management Shareholder hereby represents and warrants to the Ripplewood Shareholder and the Company that:

                  (i) Such Management Shareholder has had access to all information that such Management Shareholder deemed necessary to adequately evaluate whether to purchase any shares of Company Common Stock;

                  (ii) Such Management Shareholder understands that the Company Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and shares of Company Common Stock will be offered and sold to such Management Shareholder (including upon exercise of stock options) in reliance
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                                                                              14


         upon an exemption from the registration requirements of the Securities Act afforded by Rule 701; and

                  (iii) any shares of Company Common Stock acquired by such Management Shareholder shall be acquired only for such Management Shareholder's own account, for investment purposes only and not with a view to its resale, distribution or other disposition.

                  (b) Each Management Shareholder agrees that such Management Shareholder will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any Shares except:

                  (i) pursuant to an exemption from registration under the Securities Act, as confirmed in a satisfactory opinion of legal counsel delivered to the Company, and in accordance with any applicable laws of any state of the United States governing the offer and sale of securities; or

                  (ii) pursuant to an effective registration statement under the Securities Act (it being understood that the Company, the Ripplewood Shareholder and their Affiliates are under no obligation to effect such registration) and in accordance with any applicable state laws.

                  (c) In the event that the Company files a registration statement on Form S-8 of the Securities and Exchange Commission, the Company shall, to the extent permitted by applicable law, include in such registration statement shares of Company Common Stock issuable upon exercise of the then unexercised options that were granted to each Management Shareholder pursuant to
Section 1.03(c) of this Agreement.

                  SECTION 3.02. LEGEND. Each Shareholder agrees that any and all certificates representing such Shareholder's Shares will have inscribed conspicuously on the front or back of such certificates the following legend:
"THE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF WRC MEDIA INC. REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ONE OR MORE AGREEMENTS AMONG SHAREHOLDERS OR AGREEMENTS BETWEEN SHAREHOLDERS AND WRC MEDIA INC. AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. COPIES OF SUCH AGREEMENT OR AGREEMENTS MAY BE OBTAINED FROM THE SECRETARY OF WRC MEDIA INC. AT THE PRINCIPAL EXECUTIVE OFFICES OF RIPPLEWOOD HOLDINGS L.L.C. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE REOFFERED OR RESOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION THEREFROM AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

                  SECTION 3.03. CAPITAL STOCK; PRICE. The Company hereby represents and warrants to each Management Shareholder that: The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock, of which 6,855,853 shares are issued and outstanding (including 4,848,635 shares owned by the Ripplewood Shareholder) and 20,000,000 shares of Preferred Stock, of which 3,000,000 shares are issued and outstanding. Except for the shares specified in the preceding sentence, shares reserved for issuance pursuant to options granted to the Management Shareholders, the Other Management Shareholders and to the Executive and shares reserved for issuance pursuant to the Preferred Stock and Warrants Subscription Agreement dated November 17, 1999, among the Corporation, Weekly Reader Corporation, JLC Learning Corporation and the purchasers named therein, there are no shares of capital stock or other equity securities of the Company issued, reserved for issuance or outstanding. The purchase price per share for the shares of Company Common Stock being acquired by the Management Shareholders pursuant to Section 1.03(a) is the same as the purchase price per share paid by the Ripplewood Shareholder and other Persons who acquired shares of Company Common Stock simultaneously with the Ripplewood Shareholder.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                  SECTION 4.01. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding among the parties relating to the subject matter contained herein and merges all prior discussions among them. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  SECTION 4.02. AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the Ripplewood Shareholder and Management Shareholders holding a majority of the Shares held by all Management Shareholders.

                  SECTION 4.03. NOTICES. All notices and other communications required or permitted by this Agreement shall be made in writing and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, confirmation of transmission received, or one business day after it has been sent by a nationally recognized overnight courier, at the address or addresses for notices to the recipient designated on Schedule II attached hereto. Communications by telex or telecopier also shall be sent concurrently by first class mail or overnight courier, but shall in any event be effective as stated above. Any Shareholder or the Company may from time to time change its address for notices under this
Section 4.03 by giving at least five days' notice of such changed address to the other Shareholders.

                  SECTION 4.04. INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 4.05. SEVERABILITY. If any one or more of the provisions contained in this Agreement or in any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; PROVIDED, HOWEVER, that in such case the parties hereto shall endeavor to amend or modify this Agreement to achieve to the extent reasonably practicable the purpose of the invalid provision.

                  SECTION 4.06. GOVERNING LAW. This Agreement and all actions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without regard to conflict of laws principles), except to the extent that the provisions of the GCL may be mandatorily applicable.

                  SECTION 4.07. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against the Ripplewood Shareholder when one or more counterparts have been signed by the Ripplewood Shareholder and delivered to each other Shareholder. This Agreement shall become effective against any other Shareholder when one or more counterparts have been executed by such Shareholder and delivered to the Ripplewood Shareholder. This Agreement shall become effective against the Company when one or more counterparts have been signed by the Company and delivered to each other Shareholder. Each party need not sign the same counterpart.

                  SECTION 4.08.  ASSIGNMENT.  Except pursuant to
Section 2.01(a),(d),(h) and (i) neither this Agreement nor any of the rights, interests or obligations under this

Agreement shall be assigned, in whole or in part, by the Ripplewood Shareholder without the prior written consent of the Ripplewood Shareholder and Management Shareholders holding a majority of the Shares held by all Management Shareholders or by any other Shareholder without the prior written consent of the Ripplewood Shareholder, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  SECTION 4.09. SPECIFIC PERFORMANCE. The parties hereby declare that irreparable damage would occur as a result of the failure of any party hereto to perform any of its obligations under this Agreement in accordance with the specific terms hereof. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any Person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has or have an adequate remedy at law exists. The right to specific performance shall be in addition to any other remedy to which a party hereto may be entitled at law or in equity.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                          EAC III L.L.C.,

                                          by RIPPLEWOOD PARTNERS, L.P.,
                                             its Member,

                                          by RIPPLEWOOD HOLDINGS L.L.C.,
                                             its General Partner,


                                          by________________________
                                            Name:
                                            Title:

                                            ________________________
                                                  Lester Rackoff



                                            ________________________
                                                 Sandy Maccarone

                                            ________________________
                                                 Ted Kozlowski


                                            ________________________
                                                  Eric Ecker



                                            ________________________
                                                 Terry Bromberg



                                            ________________________
                                                  Gerald Adams



                                            ________________________
                                                   Linda Hein



                                            ________________________
                                                  Janice Bailey



                                            ________________________
                                                  David Press



                                            ________________________
                                                 Robert Famighetti



                                            ________________________
                                                 Cindy Buckosh



                                            ________________________
                                                   Ken Park

                                            WRC MEDIA INC.,



                                            by________________________
                                              Name:
                                              Title:

                                   SCHEDULE I

                               Shares of
                                Company
   Shareholder                Common Stock                  Options
-------------------------------------------------------------------
Lester Rackoff                   4,032                      2,688
-------------------------------------------------------------------
Sandy Maccarone                    538                        358
-------------------------------------------------------------------
Ted Kozlowski                      538                        358
-------------------------------------------------------------------
Eric Ecker                         452                        301
-------------------------------------------------------------------
Terry Bromberg                     538                        358
-------------------------------------------------------------------
Gerald Adams                     1,075                        717
-------------------------------------------------------------------
Linda Hein                       1,344                        896
-------------------------------------------------------------------
Janice Bailey                    2,150                      1,434
-------------------------------------------------------------------
David Press                      2,688                      1,792
-------------------------------------------------------------------
Cindy Buckosh                    1,075                        717
-------------------------------------------------------------------
Robert Famighetti                1,613                      1,075
-------------------------------------------------------------------
Ken Park                         1,613                      1,075
-------------------------------------------------------------------

                                   SCHEDULE II

Shareholder                                  Address
-----------                                  --------
EAC III L.L.C.                               c/o Ripplewood Holdings L.L.C.
                                             One Rockefeller Plaza, 32nd Floor
                                             New York, New York 10020

                                             Attn:  Mr. Timothy C. Collins
                                                    Mr. Charles L. Laurey
                                             Fax:   212) 582-4110

                                             with a copy to:

                                             Cravath, Swaine & Moore
                                             Worldwide Plaza
                                             825 Eighth Avenue
                                             New York, New York  10019

                                             Attn:  Peter S. Wilson, Esq.
                                             Fax:   (212) 765-0978

WRC Media Inc.                               c/o Ripplewood Holdings L.L.C.
                                             One Rockefeller Plaza, 32nd Floor
                                             New York, New York 10020

                                             Attn:  Mr. Timothy C. Collins
                                                    Mr. Charles L. Laurey
                                             Fax:   (212) 582-4110

                                             with a copy to:

                                             Cravath, Swaine & Moore
                                             Worldwide Plaza
                                             825 Eighth Avenue
                                             New York, New York  10019

                                             Attn:  Peter S. Wilson, Esq.
                                             Fax:   (212) 765-0978

Mr. Lester Rackoff                           200 First Stamford Place
                                             PO Box 120023
                                             Stamford, CT 06912-0023

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Ms. Sandy Maccarone                          200 First Stamford Place
                                             PO Box 120023
                                             Stamford, CT 06912-0023

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. Ted Kozlowski                            200 First Stamford Place
                                             PO Box 120023
                                             Stamford, CT 06912-0023

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. Eric Ecker                               200 First Stamford Place
                                             PO Box 120023
                                             Stamford, CT 06912-0023

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Terry Bromberg                               200 First Stamford Place
                                             PO Box 120023
                                             Stamford, CT 06912-0023

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. Gerald Adams                             4201 Woodland Road
                                             Circle Pines, MN 55014

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Ms. Janice Bailey                            1 International Boulevard, Suite 630
                                             Mahwah, NJ 07495

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. David Press                              1555 North River Center Drive
                                             Suite 201
                                             Milwaukee, WI 53212

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. Robert Famighetti                        1555 North River Center Drive,
                                             Suite 201
                                             Milwaukee, WI 53212

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Ms. Cindy Buckosh                            15355 Neo Parkway
                                             Cleveland, OH 44128

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825

Mr. Ken Park                                 11 Penn Plaza
                                             New York, NY  10001

                                             with a copy to:

                                             Rubin, Baum, Levin, Constant &
                                                  Friedman
                                             30 Rockefeller Plaza
                                             New York, NY 10312

                                             Attn: Mr. Robert J. Benowitz
                                             Fax:  (212) 698-7825